MARKETABLE SECURITIES (Schedule of amortized cost and fair value of available-for-sale marketable securities) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Amortized cost
Due within one year	$ 132,321	$ 60,062
Due between one and four years	53,858	24,388
Amortized cost	186,179	84,450
Fair value
Due within one year	132,412	59,948
Due between one and four years	54,408	24,261
Fair value	$ 186,820	$ 84,209